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   PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS--EQUITY AND FIXED INCOME PORTFOLIOS

SUPPLEMENT DATED DECEMBER 17, 2002 TO PROSPECTUS DATED APRIL 1, 2002

The following replaces the section titled "Portfolio Management" on pages 53 and 54 of the Prospectus:

PORTFOLIO MANAGEMENT

NORTHERN TRUST EMPLOYS A TEAM APPROACH TO INVESTMENT MANAGEMENT OF THE PORTFOLIOS. BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE ACTIVELY MANAGED PORTFOLIOS.

The management team leaders for the Bond Portfolio are Glenn T. Migliozzi, Senior Vice President of Northern Trust, and Eric Misenheimer, Vice President of Northern Trust. They have had such responsibility since September 2002. Mr. Migliozzi joined Northern Trust in April 2002. Prior thereto and beginning in 1995, he was with Fleet
Investment Advisors where he was the Director of Fixed Income responsible for $45 billion in fixed income assets held in retail mutual funds, institutional accounts, trust accounts and separate accounts. Mr. Misenheimer joined Northern Trust in 1999. From April 1998 to May 1999, Mr. Misenheimer was with Stein Roe & Farnham Incorporated where he had been a senior research analyst and assisted with portfolio management of various high yield bond portfolios. From 1993 to 1998, he was a research analyst with Falcon Asset Management.

The management team leader for the Core Bond Portfolio and Intermediate Bond Portfolio is Glenn T. Migliozzi. He has had such responsibility since September 2002.

Wayne G. Bowers, Vice President of Northern Trust, is the management team leader for the International Bond
Portfolio. Mr. Bowers has had such responsibility since
September 2002. Mr. Bowers joined Northern Trust in 1999. From 1995 to 1999, he was a proprietary trader with ABN AMRO London.

The management team leader for the Short-Intermediate Bond Portfolio is Colin
A. Robertson, Senior Vice President of Northern Trust. Mr. Robertson has had such responsibility since September 2002. He joined Northern
Trust in 1999. From 1996 to 1999, Mr. Robertson was with Mellon Financial Corporation where he was responsible for the management of securities lending cash collateral portfolios.

The management team leaders for the U.S. Government Securities Portfolio are Colin A. Robertson and Deborah Boyer, Vice President of Northern Trust. Mr. Robertson has had such responsibility since September 2002. Ms. Boyer has had such responsibility since November 2000. Ms. Boyer joined Northern Trust in October 2000. From 1996 to October 2000, she was a portfolio manager at T. Rowe Price where she managed various taxable fixed income portfolios.

The management team leaders for the Balanced Portfolio are Colin A. Robertson and Robert Mitchell, Vice President of Northern Trust. Mr. Robertson has had such responsibility since September 2002 and Mr. Mitchell has had such responsibility since December 2002. Mr. Mitchell joined Northern Trust in 1988 and during the past five years has managed various equity and balanced portfolios.

The management team leaders for the Diversified Growth Portfolio are John B. Leo, Senior Vice President of Northern Trust, and Robert Mitchell. They have had such responsibility since December 2002. Mr. Leo joined Northern Trust in 1984 and manages various equity portfolios.

The management team leader for the Focused Growth Portfolio is Robert N. Streed, Senior Vice President of Northern Trust. Mr. Streed has had such responsibility since
December 2002. He joined Northern Trust in 1990 and during the past five years has managed various equity portfolios.

The management team leaders for the International Growth Portfolio are Richard Rothwell and Diane Jones, both Vice Presidents of Northern Trust. They have had such responsibility since November 2002. Mr. Rothwell joined Northern Trust in July 2002. From 1997 to 2002, he was an emerging markets portfolio manager with Deutsche Asset Management. He has been a member of the Portfolio's management team since July 2002. Ms. Jones joined Northern Trust in August 2000. From 1996 to 1998, she was a European equity portfolio manager for Courtaulds Pension Fund, and from 1998 to 2000, was a European equity portfolio manager with Julius Baer. She has been a member of the Portfolio's management team since August 2000.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

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The management team leaders for the Mid Cap Growth Portfolio are Tracy
McCormick and Andrew Flynn, Vice Presidents of Northern Trust. They have had such responsibility since December 2002. Ms. McCormick joined Northern Trust as a portfolio manager in April 2002. From 1994 to 2002, she was a managing director at Scudder Kemper Investments, where she managed various equity portfolios. Mr. Flynn joined Northern Trust in 1998 as an equity analyst. From 1996 to 1998 he was an equity analyst with Scudder Kemper Investments.

The management team leader for the Small Company Growth Portfolio is Theodore Breckel, Senior Vice President of Northern Trust. Mr. Breckel has had such responsibility since December 17, 2002. He joined Northern Trust in 1971 and during the past five years has managed various equity portfolios.

The following replaces the paragraph under "Tax Identification Number" on page 59 of the Prospectus:

Customer Identification Program. Federal regulations may require Northern Institutional Funds to obtain an Institution's name, business address (and mailing address if different), taxpayer identification number or other official identification when opening or reopening an account. Additional information may also be required in certain situations. Applications or purchase orders without such information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. If an Institution has applied for a taxpayer identification number, the number must be provided and certified within 60 days of the date of the application or purchase order. To the extent permitted by applicable law, Northern Institutional Funds reserve the right to place limits on account transactions until an Institution's identity is verified.

The following replaces the paragraph under "Early Closings" on page 60 of the
Prospectus:

Early Closings. The Portfolios reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolios may, on any Business Day, decide to change the time as of which a Portfolio's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

The following replaces the three paragraphs under "Securities Lending" on pages 75 and 76 of the Prospectus:

Securities Lending. In order to generate additional income, the Portfolios may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

Investment strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in a variety of short-term instruments, either directly or indirectly through money market portfolios. Such instruments are not limited to U.S. government securities and may include short-term obligations of banks and other corporations. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Portfolio's investments in particular types of securities.

Special risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligations to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may possibly incur a capital loss. A Portfolio may also incur a loss in reinvesting the cash collateral it receives. Additionally, the amount of income to shareholders of a Fixed Income Portfolio that is taxable at the state level may increase as a result of such Portfolio's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by such Portfolio, and the equivalent amount paid by the borrower of the securities to the Portfolio will not be deemed to be dividends exempt from state taxes, but is likely to be deemed taxable income to shareholders. Also, the amount of an Equity Portfolio's distributions that qualify for the dividends received deduction ("qualifying dividends") available to corporate shareholders may be reduced as a result of such Portfolio's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by such Portfolio, and the equivalent amount paid to the Portfolio by the borrower of the securities will not be deemed to be a qualifying dividend.

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                                                              NIF SPTEQTY 12/02
[LOGO] NORTHERN
INSTITUTIONAL FUNDS/SM/
Managed by
Northern Trust
                                         50 South LaSalle Street
                                         P.O. Box 75986
                                         Chicago, Illinois 60675-5986
                                         800/637-1380
                                         northernfunds.com/institutional